BANK OF AMERICA [GRAPHIC OMITTED][GRAPHIC OMITTED]

         233 South Wacker Drive, Suite 2800
         Chicago, Illinois 60606
         Tel 312-234-2732
         Fax (+1) 866 255 1444

BANK OF AMERICA, N.A.

DATE:                                   February 22, 2007

TO:                                     LaSalle  Bank  National  Association,  not in its  individual  capacity but solely as  Supplemental  Interest  Trust  Trustee  for the  benefit of RAMP
                                        Series  2007-RZ1  Supplemental  Interest  Trust with  respect  to  Mortgage
                                        Asset-Backed Pass-Through Certificates, Series 2007-RZ1

Cc:                                       Megan Novak
Telephone:                                312 904 6709
Fax:                                      312 904 1368

FROM:                                   Bank of America, N.A.
                                        Sears Tower
                                        233 South Wacker Drive, Suite 2800
                                        Chicago, IL 60606

INTERNAL TRACKING NO.:                  2410375

The purpose of this long-form  confirmation  ("CONFIRMATION") is to confirm the terms and conditions of the current
Transaction  entered into on the Trade Date  specified  below (the  "TRANSACTION")  between  Bank of America,  N.A.
("PARTY A") and LaSalle Bank  National  Association,  not in its  individual  capacity  but solely as  Supplemental
Interest  Trust  Trustee  (the  "SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE")  for the benefit of RAMP Series  2007-RZ1
Supplemental  Interest Trust ("THE  SUPPLEMENTAL  INTEREST TRUST" OR PARTY B) with respect to Mortgage Asset-Backed
Pass-Through  Certificates,  Series 2007-RZ1  created under the Pooling and Servicing  Agreement,  dated as of 22nd
February 2007, among Residential Asset Securities Corporation,  as Depositor,  Residential Funding Corporation,  as
Master Servicer,  and LaSalle Bank National  Association,  as Supplemental Interest Trust Trustee (the "POOLING AND
SERVICING  AGREEMENT").  This  Confirmation  evidences a complete and binding agreement between you and us to enter into the  Transaction on the terms set forth below and replaces any previous  agreement  between us with respect to the subject matter hereof.  This  Confirmation  constitutes a  "CONFIRMATION"  and also constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  - Cross  Border)  as  published  and  copyrighted  in 1992 by the
         International Swaps and Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item
         3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to
         New  York  Law  Only  version)  as  published  and  copyrighted  in 1994 by the  International  Swaps  and
         Derivatives  Association,  Inc.,  with  Paragraph  13 thereof as set forth in Annex A hereto (the  "CREDIT
         SUPPORT  ANNEX").  For the  avoidance  of  doubt,  the  Transaction  described  herein  shall  be the sole
         Transaction  governed by such ISDA Master Agreement.  In the event of any  inconsistency  among any of the following  documents,  the relevant document first listed shall govern: (i) this  Confirmation,  exclusive of the provisions  set forth in Item 3 hereof and Annex A hereto;  (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference into the Schedule;  (iii) the Credit Support Annex;  (iv) the
         Definitions; and (v) the ISDA Master Agreement.

         Each  reference  herein  to a  "Section"  (unless  specifically  referencing  the  Pooling  and  Servicing
         Agreement)  or to a "Section"  "of this  Agreement"  will be  construed as a reference to a Section of the
         ISDA  Master  Agreement;  each  herein  reference  to a "Part" will be  construed  as a  reference  to the provisions herein deemed  incorporated in a Schedule to the ISDA Master  Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:                            Interest Rate Swap
Notional Amount:                                With  respect  to any  Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.
Trade Date:                                     13th February 2007

Effective Date:                                 22nd February 2007

Termination Date:                               25th February 2012, subject to adjustment in accordance with the
                                                Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date,
                                                Termination Date shall be subject to No Adjustment.

FIXED AMOUNTS:

Fixed Rate Payer:                               Party B

Early Payment:                                  Applicable, 1 Business Day prior to each Fixed Rate Payer Period End
                                                Date

Fixed Rate Payer
Period End Dates:                               The 25th of each Month, commencing on 25th March 2007 and ending on the Fixed Rate Termination Date. No Adjustment

Fixed Rate:                                     5.23500 per cent

Fixed Rate Day
Count Fraction:                                 30/360

FLOATING AMOUNTS:

Floating Rate Payer:                            Party A

Early Payment:                                  Applicable, 1 Business Day prior to each Floating Rate Payer Period
                                                End Date

Floating Rate Payer
Period End Dates:                               The 25th of each Month, commencing on 25th March 2007 and ending on the Termination Date subject to adjustment in accordance with the
                                                Following Business Day Convention.

Floating Rate for initial Calculation Period:   to be determined

Floating Rate Option:                           USD-LIBOR-BBA

Designated Maturity:                            One month

Spread:                                         None

Floating Rate Day
Count Fraction:                                 Actual/360

Reset Dates:                                    The first day of each Calculation Period.

Compounding:                                    Inapplicable

Business Days:                                  New York

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.    TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14

(c)      EVENTS OF DEFAULT.

         The  statement  below  that an Event of  Default  will  apply to a  specific  party  means  that  upon the occurrence  of such an Event of Default with respect to such party,  the other party shall have the rights of a  Non-defaulting  Party under Section 6 of this Agreement;  conversely,  the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)  The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B;
     provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first";
     provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support
     Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade
     Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii) The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii)  will apply to Party A and will not apply to
     Party B except  that  Section  5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations under Paragraph 3(b) of the Credit Support Annex;  provided,  however,  that  notwithstanding  anything to the contrary  in Section  5(a)(iii)(1),  any failure by Party A to comply  with or perform  any  obligation  to be complied with or performed by Party A under the Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local  Business  Days and (B) such failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)  The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi) The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified  Indebtedness"  will have the meaning  specified in Section 14,  except that such term shall not include  obligations  in respect of deposits  received in the ordinary  course of Party
                  A's banking business.

                  "Threshold  Amount"  means with respect to Party A an amount  equal to three  percent (3%) of the
                  Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                  "Shareholders'  Equity"  means  with  respect  to an  entity,  at any  time,  (1) if Party A is a national  banking  association,  the  Total  Equity  Capital  of  Party A (as  shown  in the most
                  recently   filed  FFIEC   Consolidated   Report  of   Condition   for  Insured   Commercial   and
                  State-Chartered  Savings Banks ("Call Report")  Schedule RC- Balance Sheet of such entity) or (2)
                  for any other entity,  the sum (as shown in the most recent annual audited  financial  statements of such entity) of (i) its capital stock (including  preferred stock)  outstanding,  taken at par value,  (ii) its capital  surplus and (iii) its retained  earnings,  minus (iv)  treasury  stock, each to be determined in accordance with generally accepted accounting principles.

(vii) The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the  provisions of Section  5(a)(vii)(2),  (6) (to the extent that such  provisions  refer to any  appointment contemplated  or effected by the Pooling and Servicing  Agreement or any  appointment to which Party B has not become subject),  (7) and (9) will not apply to Party B; provided that, with respect to Party B only,  Section
     5(a)(vii)(4) is hereby amended by adding after the words "against it" the words  "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended,  (5), (6) as amended, or (7)".

(viii) The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii) will apply to Party A and will apply to
     Party B.

(d)      TERMINATION EVENTS.

         The  statement  below  that a  Termination  Event  will  apply to a  specific  party  means  that upon the occurrence of such a Termination  Event,  if such specific  party is the Affected  Party with respect to a
         Tax Event,  the  Burdened  Party with  respect to a Tax Event Upon Merger  (except as noted  below) or the non-Affected  Party with respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall  have the  right to  designate  an Early  Termination  Date in  accordance  with  Section  6 of this
         Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however, with respect to "Illegality" the statement that such event  will apply to a specific  party  means  that upon the  occurrence  of such a  Termination
         Event with respect to such party,  either  party shall have the right to  designate  an Early  Termination
         Date in accordance with Section 6 of this Agreement.

(i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii) The "TAX  EVENT"  provisions  of Section  5(b)(ii)  will apply to Party A except  that,  for  purposes  of the application of Section  5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent  jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party B.

(iii) The "TAX EVENT UPON MERGER"  provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided  that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iv) The "CREDIT EVENT UPON MERGER"  provisions of Section 5(b)(iv) will not apply to Party A and will not apply to
     Party B.

(e)  The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to
     Party B.

(f)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

(i)  Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

(A)  The  definition  of Market  Quotation in Section 14 shall be deleted in its  entirety  and  replaced  with the following:

                           "MARKET  QUOTATION" means, with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a  Reference  Market-maker  that is an Eligible  Replacement,
                           (2) for an amount that would be paid to Party B (expressed  as a negative  number) or by
                           Party B  (expressed  as a positive  number) in  consideration  of an  agreement  between
                           Party B and such Reference  Market-maker  to enter into a Replacement  Transaction,  and
                           (3) made on the basis that Unpaid  Amounts in respect of the  Terminated  Transaction or group of  Transactions  are to be  excluded  but,  without  limitation,  any  payment or delivery that would,  but for the relevant Early  Termination  Date,  have been required
                           (assuming  satisfaction  of  each  applicable  condition  precedent)  after  that  Early
                           Termination Date is to be included.

(B)  The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount (as determined by Party B) equal to:

(a)  If a Market Quotation for the relevant Terminated Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally  binding on or before the day falling ten Local Business Days after the day on which the Early  Termination  Date is  designated,  or such later day as Party B may  specify in writing to
     Party A, but in either case no later than one Local  Business  Day prior to the Early  Termination  Date (such day, the "Latest  Settlement Amount  Determination  Day"), the Termination  Currency  Equivalent of the amount
     (whether positive or negative) of such Market Quotation;

(b)  If, on the Latest  Settlement  Amount  Determination  Day, no Market  Quotation  for the  relevant  Terminated
     Transaction or group of Terminated  Transactions  has been accepted by Party B so as to become legally binding and one or more Market  Quotations  from Approved  Replacements  have been made and remain capable of becoming legally binding upon acceptance,  the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation expressed as a negative number with the largest absolute value); or

(c)  If, on the Latest  Settlement  Amount  Determination  Day, no Market  Quotation  for the  relevant  Terminated
     Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally binding and no
     Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the
     Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid
     Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(C)  If Party B requests Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(D)  If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  shall be deleted in its  entirety  and replaced with the following:

                           "(3)  Second  Method and Market  Quotation.  If the Second  Method and Market  Quotation
                           apply,  (I) Party B shall pay to Party A an amount  equal to the  absolute  value of the
                           Settlement Amount in respect of the Terminated  Transactions,  (II) Party B shall pay to
                           Party A the Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and
                           (III) Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid
                           Amounts  owing to Party B;  provided,  however,  that (x) the amounts  payable under the immediately  preceding  clauses (II) and (III) shall be subject to netting in accordance with Section  2(c) of this  Agreement  and (y)  notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under the immediately  preceding  clause
                           (III)  shall  not be  netted-off  against  any  amount  payable  by  Party B  under  the immediately preceding clause (I)."

(E)  At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved  Replacements  remain  capable of becoming  legally  binding upon  acceptance,  Party B shall be entitled to accept only the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such
     Market  Quotations  shall be the lowest  Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation  expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply as provided in Part 5(c).

PART 2.    TAX MATTERS.

(a)      TAX REPRESENTATIONS.

(i)      PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement:

(A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on: the accuracy of any  representations  made  by  the  other  party  pursuant  to  Section  3(f)  of  this
                           Agreement;  (ii) the  satisfaction  of the  agreement  contained  in Section  4(a)(i) or
                           4(a)(iii)  of  this  Agreement  and  the  accuracy  and  effectiveness  of any  document provided  by  the  other  party  pursuant  to  Section  4(a)(i)  or  4(a)(iii)  of  this
                           Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in
                           Section  4(d)  of this  Agreement,  provided  that  it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

(B)      Party B makes the following representation(s): None.

(ii)     PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement:

(A)      Party A makes the following representation(s):

                           Party A is a national  banking  association  formed under the laws of the United  States of America.  Party A is a United States person for U.S.  Federal Income Tax purposes and its U.S. taxpayer identification number is 94-1687665.

(B)      Party B makes the following representation(s): None.

(b)      TAX PROVISIONS.

(i)  GROSS UP. Section  2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(ii) INDEMNIFIABLE TAX. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and, in relation to payments by Party B, no Tax.

PART 3.    AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO           FORM/DOCUMENT/                                DATE BY WHICH TO
DELIVER DOCUMENT            CERTIFICATE                                   BE DELIVERED

Party A                     An original properly  completed and executed  (i) on or  before  the first  payment  date
                            United States Internal  Revenue Service Form  under this Agreement,  including any Credit
                            W-9 (or any successor  thereto) with respect  Support  Document,  (ii)  promptly upon the to any  payments  received or to be received  reasonable  demand by Party B, (iii)  prior by  Party  A that  eliminates  U.S.  federal  to the  expiration or  obsolescence  of any
                            withholding  and backup  withholding  Tax on  previously   delivered   form,   and   (iv)
                            payments to Party A under this Agreement.     promptly upon the  information  on any such
                                                                          previously    delivered    form    becoming
                                                                          inaccurate or incorrect.
Party B                     (i)  an  original  properly   completed  and  (i) on or  before  the first  payment  date
                            executed  United  States  Internal   Revenue  under this Agreement,  including any Credit
                            Service Form W-9 (or any successor  thereto)  Support  Document,  (ii)  in the  case of a with respect to any payments  received or to  tax  certification  form  other than a Form be received by the initial  beneficial owner  W-9,  before  December  31  of  each  third
                            of   payments   to   Party  B   under   this  succeeding  calendar  year,  (iii) promptly
                            Agreement,   and   (ii)   thereafter,    the  upon  the  reasonable  demand  by  Party B,
                            appropriate  tax  certification  form (i.e.,  (iv)   prior   to   the    expiration    or
                            IRS  Form W-9 or IRS  Form  W-8BEN,  W-8IMY,  obsolescence  of any  previously  delivered
                            W-8EXP  or  W-8ECI,  as  applicable  (or any  form,    and   (v)   promptly    upon   the
                            successor  form  thereto))  with  respect to  information   on   any   such    previously
                            any  payments  received or to be received by  delivered   form  becoming   inaccurate  or
                            the beneficial  owner of payments to Party B  incorrect.
                            under this Agreement from time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED         FORM/DOCUMENT/                         DATE BY WHICH TO                     COVERED BY
TO DELIVER             CERTIFICATE                            BE DELIVERED                         SECTION 3(D)
DOCUMENT                                                                                           REPRESENTATION
Party A and            Any   documents   required   by   the  Upon the  execution and delivery of  Yes
Party B                receiving   party  to  evidence   the  this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A   certificate   of  an   authorized  Upon the  execution and delivery of  Yes
Party B                officer  of  the  party,  as  to  the  this Agreement
                       incumbency   and   authority  of  the
                       respective   officers  of  the  party
                       signing    the    Agreement,     this
                       Confirmation,    and   any   relevant
                       Credit Support Document,  as the case
                       may be
Party A                Quarterly   Consolidated   Report  of  To    be    made    available    on  Yes
                       Condition for Insured  Commercial and  http://www2.fdic.gov/Call_TFR_Rpts
                       State  Chartered   Savings  Banks  of  after   the  end  of  each   fiscal
                       Party A                                quarter of Bank of America, N.A.
Party A                An  opinion  of  counsel  to Party A,  Upon the  execution and delivery of  No which may include  Party A's in-house  this Agreement
                       counsel.
PART 4.    MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:          Bank of America, N.A.
                           Sears Tower
                           233 South Wacker Drive, Suite 2800
                           Chicago, IL 60606
         Attention:        Swap Operations
         Telephone No.:    312-234-2732
         Facsimile No.:    866-255-1444

         with a copy to:

         Address:          Bank of America, N.A.
                           100 N. Tryon St., NC1-007-13-01
                           Charlotte, North Carolina 28255
         Attention:        Global Markets Trading Agreements
         Facsimile No.:    704-386-4113

         (For all purposes)

         Address for notices or communications to Party B:

         Address:          135 S. LaSalle St. Suite 1511
                           Chicago, IL 60603

         Cc:               Megan Novak
         Telephone:        312 904 6709
         Fax:              312 904 1368

         with a copy to:

         Residential Funding Company, LLC
         2255 North Ontario, Suite 400
         Burbank, CA  91504
         Fax: (818)260-1815

         (For all purposes)

(b)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions of Section 10(a) will apply to this  Agreement;  neither Party A nor Party B has any  Offices  other than as set forth in the  Notices  Section and Party A agrees  that,  for  purposes of
         Section  6(b) of this  Agreement,  it shall not in the future have any Office other than one in the United
         States.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch Party and may act through its Charlotte,  North Carolina,  Chicago, Illinois, San
         Francisco,  California,  New York, New York,  Boston,  Massachusetts  or London,  England Office,  or such other Office as may be agreed to by the parties in connection with a Transaction.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT.  The  Calculation  Agent is Party A;  provided,  however,  that if an Event of Default shall have  occurred  with  respect  to Party A,  Party B shall  have the right to appoint as  Calculation
         Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit Support Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's  obligations  under  Paragraph
                           3(b) of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party A's  obligations  under this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The parties to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without regard to the conflict of law  provisions  thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c) will apply to each
         Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning assigned thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no Affiliates  for purposes of this  Agreement,  including for purposes of
         Section 6(b)(ii).

PART 5.    OTHER PROVISIONS.

(a)      DEFINITIONS.  Unless  otherwise  specified in a Confirmation,  this Agreement and each  Transaction  under this  Agreement  are subject to the 2000 ISDA  Definitions  as published  and  copyrighted  in 2000 by the
         International Swaps and Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the provisions set forth in the Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the Definitions are hereby  incorporated by reference in and shall be deemed a part of this  Agreement,  except that (i) references in the Definitions to a "Swap  Transaction"  shall be deemed  references to a  "Transaction"  for purposes of this Agreement, and  (ii)  references  to a  "Transaction"  in  this  Agreement  shall  be  deemed  references  to a "Swap
         Transaction"  for purposes of the  Definitions.  Each term  capitalized  but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

(i)      SINGLE  AGREEMENT.  Section 1(c) is hereby amended by the adding the words  "including,  for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

(ii)     CONDITIONS PRECEDENT. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

                  Notwithstanding  anything to the  contrary in Section  2(a)(iii)(1),  if an Event of Default with respect to Party B or  Potential  Event of Default  with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions  has occurred or been  effectively  designated by Party A, the obligations of Party A under Section  2(a)(i) shall cease to be subject to the condition  precedent set forth in Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt,  the  obligations  of Party A under  Section  2(a)(i)  shall be subject  to the  condition precedent  set forth in Section  2(a)(iii)(1)  (subject  to the  foregoing)  with  respect to any subsequent  occurrence  of the same Event of Default with  respect to Party B or Potential  Event of Default  with  respect to Party B after the  Specific  Event has ceased to be  continuing  and with  respect  to any  occurrence  of any  other  Event of  Default  with  respect  to Party B or
                  Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

(iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended  by the  addition  of the  following  after the word
                  "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

(iv)     REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g)     Relationship Between Parties.

(1)  Nonreliance.  (i) It is not  relying on any  statement  or  representation  of the other party  regarding  the
     Transaction (whether written or oral), other than the representations  expressly made in this Agreement or the
     Confirmation  in respect of that  Transaction and (ii) it has consulted with its own legal,  regulatory,  tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own  investment,  hedging and trading  decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)  Evaluation  and  Understanding.  (i) It has the  capacity  to  evaluate  (internally  or  through  independent professional  advice) the  Transaction and has made its own decision to enter into the Transaction and (ii) It understands  the terms,  conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)  Purpose.  It is entering into the  Transaction  for the purposes of managing its  borrowings  or  investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)  Status of Parties.  The other party is not acting as an agent,  fiduciary  or advisor for it in respect of the
     Transaction.

(5)  Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is defined in,  Section
     35.1(b)(2) of the regulations (17 C.F.R.  35) promulgated  under,  and an "eligible  contract  participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

(v)  TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax
     Event Upon Merger  occurs and the Burdened  Party is the  Affected  Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

(vi) JURISDICTION.  Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and
     (iii) deleting the final paragraph thereof.

(vii) LOCAL  BUSINESS DAY. The  definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support  Document"  after "Section  2(a)(i)" and the addition of the words "or Credit
     Support Document" after "Confirmation".

(c)  ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply:

(i)  FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance  with the Credit  Support
     Annex,  then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(ii) SECOND RATING TRIGGER REPLACEMENT.  If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement  upon acceptance by the offeree) and/or
     (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally  binding upon such Eligible  Guarantor  immediately  upon  acceptance by the offeree),  then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(iii) REGULATION  AB: If, upon the occurrence of a disclosure  event  pursuant to Section 2 of the  Indemnification
     Agreement, dated February 22, 2007, (the "Indemnification  Agreement") by and among Party A, Residential Asset
     Mortgage Products,  Inc. (the "Depositor") and Residential Funding Company,  LLC (the "Sponsor"),  PARTY A has
     not,  within 5 days after such  disclosure  event (a)  provided the  information  required by Section 2 of the
     Indemnification Agreement, (b) secured another entity (pursuant to a Permitted Transfer) to replace Party A as party to this Agreement,  on terms substantially  similar to this Agreement and the Indemnification  Agreement and subject to prior  notification to the Rating Agencies,  which entity (and a guarantor  therefore) meets or exceeds the Approved Ratings  Threshold (and which satisfies the Rating Agency  Condition) and which entity is able to comply  with the  requirements  of Item 1115 of  Regulation  AB OR (c) obtain a guaranty  of PARTY A's obligations  under this  Agreement  from an  affiliate  of PARTY A that is able to comply  with the  financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to PARTY A, then an Additional Termination
     Event shall have occurred with respect to PARTY A and PARTY A shall be the sole affected party with respect to such Additional Termination Event. The Depositor and the Sponsor shall be express third party beneficiaries of this Agreement.

(iv) OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event  shall occur upon the notice to
     Certificateholders  of an Optional  Termination  becoming  unrescindable  in accordance with Article IX of the
     Pooling and  Servicing  Agreement  (such  notice,  the "Optional  Termination  Notice").  With respect to such
     Additional  Termination Event: (A) Party B shall be the sole Affected Party; (B)  notwithstanding  anything to the contrary in Section 6(b)(iv) or Section  6(c)(i),  the final  Distribution  Date specified in the Optional
     Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all  Affected  Transactions;  (C) Section  2(a)(iii)(2)  shall not be  applicable  to any  Affected
     Transaction in connection with the Early  Termination Date resulting from this Additional  Termination  Event;
     notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or
     Section 2(e) in respect of the Terminated  Transactions  resulting from this Additional Termination Event will be required  to be made  through and  including  the Early  Termination  Date  designated  as a result of this
     Additional  Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount  payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the contrary in
     Section 6(d)(i),  (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional  Termination Notice, the Master Servicer requests the amount of the Estimated  Swap  Termination  Payment,  Party A shall provide to the Master  Servicer in writing
     (which may be done in electronic  format) the amount of the Estimated Swap  Termination  Payment no later than
     2:00 pm New York City time on the  following  Business Day and (II) if the Master  Servicer  provides  written notice (which may be done in electronic  format) to Party A no later than two Business Days prior to the final
     Distribution  Date  specified  in the  Optional  Termination  Notice  that all  requirements  of the  Optional
     Termination have been met, then Party A shall, no later than one Business Day prior to the final  Distribution
     Date specified in the Optional  Termination Notice, make the calculations  contemplated by Section 6(e) of the
     ISDA Master  Agreement (as amended herein) and provide to the Master Servicer in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination
     Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party
     B, if any, in respect of the related Early  Termination Date shall be the lesser of (x) the amount  calculated to be due from Party B pursuant  to Section  6(e) and (y) the  Estimated  Swap  Termination  Payment;  and (E)
     notwithstanding  anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional  Termination Event will be payable on the final Distribution Date specified in the Optional
     Termination Notice and any amount due from Party A to Party B in respect of this Additional  Termination Event will be payable one Business Day prior to the final  Distribution  Date specified in the Optional  Termination
     Notice.

(v)  It shall be an Additional  Termination  Event if any amendment and/or  supplement to the Pooling and Servicing agreement  without the prior written  consent of Party A where such consent is required  under the Pooling and
     Servicing Agreement (such consent not to be unreasonably withheld), if such amendment and/or supplement would:
     (i) materially and adversely  affect any of Party A's rights or  obligations  hereunder  and/or under the form
     Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of
     Party B's obligations  hereunder  and/or under the Form Master  Agreement.  In connection with such Additional
     Termination Event, Party B shall be the sole Affected Party.

(d)  REQUIRED  RATINGS  DOWNGRADE  EVENT. In the event that no Relevant Entity has credit ratings at least equal to the  Required  Ratings  Threshold,  then Party A shall,  as soon as  reasonably  practicable  and so long as a
     Required Ratings  Downgrade Event is in effect, at its own expense,  using  commercially  reasonable  efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e)      [RESERVED]

(f)      TRANSFERS.

(i)  Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d) and the
                  Item 1115  Agreement,  or the  succeeding  sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of security or  otherwise) as a whole or in part any of its rights,  obligations or interests  under the Agreement or any  Transaction  unless (a) the prior written  consent of the other party is obtained,  and (b) the Rating  Agency  Condition has been  satisfied  with  respect  to S&P and  Fitch.  At any time at which no  Relevant  Entity has credit  ratings at least equal to the Approved  Ratings  Threshold,  Party A may make a Permitted
                  Transfer."

(ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the  transferee  pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written request and at Party A's expense,  take any reasonable steps required to be taken by Party B to effect such transfer.

(g)  NON-RECOURSE.  Party A  acknowledges  and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the  obligations of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and  Servicing  Agreement and that Party A will not have any recourse to any of the directors, officers, agents, employees,  shareholders or affiliates of the Party B with respect to any claims,
     losses,  damages,  liabilities,   indemnities  or  other  obligations  in  connection  with  any  transactions contemplated  hereby. In the event that the Supplemental  Interest Trust and the proceeds  thereof,  should be insufficient  to satisfy all claims  outstanding  and  following  the  realization  of the account held by the
     Supplemental  Interest Trust and the proceeds thereof,  any claims against or obligations of Party B under the
     ISDA Master  Agreement or any other  confirmation  thereunder  still  outstanding  shall be  extinguished  and thereafter  not revive.  The  Supplemental  Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the  Supplemental  Interest  Trust  from the Trust  created  pursuant  to the  Pooling  and  Servicing
     Agreement. This provision will survive the termination of this Agreement.

(h)  RATING AGENCY NOTIFICATIONS.  Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively  designated  hereunder by Party B and no transfer of any rights or obligations under this
     Agreement  shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(i)  NO SET-OFF.  Except as expressly  provided  for in Section  2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding  any other provision of this Agreement or any other existing or future  agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other party  hereunder  against any obligation  between  it and the other  party  under any other  agreements.  Section  6(e)  shall be amended by deleting the following  sentence:  "The amount,  if any,  payable in respect of an Early  Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(j)      AMENDMENT.  Notwithstanding  any provision to the contrary in this Agreement,  no amendment of either this
         Agreement or any  Transaction  under this Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written notice of the same and such amendment  satisfies the
         Rating Agency Condition with respect to S&P and Fitch.

(k)      NOTICE OF  CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each Party  agrees,  upon  learning  of the  occurrence  or existence  of any event or  condition  that  constitutes  (or that with the giving of notice or passage of time or both would  constitute)  an Event of  Default or  Termination  Event with  respect to such  party, promptly  to give the other  Party and to each  Swap  Rating  Agency  notice of such  event or  condition;
         provided  that failure to provide  notice of such event or condition  pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(l)      PROCEEDINGS.  No Relevant Entity shall institute against,  or cause any other person to institute against, or join any other person in instituting  against Party B, the  Supplemental  Interest  Trust, or the trust formed pursuant to the Pooling and Servicing Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any federal or state  bankruptcy or similar  law for a period of one year (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the Certificates and any Notes.  This provision will survive the termination of this Agreement.

(m)      SUPPLEMENTAL  INTEREST  TRUST TRUSTEE  LIMITATION OF LIABILITY.  It is expressly  understood and agreed by the  parties  hereto  that (a)  this  Agreement  is  executed  and  delivered  by  LaSalle  Bank  National
         Association,  not individually or personally but solely as the Supplemental Interest Trust Trustee, in the exercise  of the  powers  and  authority  conferred  and  vested in it under  the  Pooling  and  Servicing
         Agreement,  (b) the  representations,  warranties,  covenants,  undertakings and agreements herein made on the part of the  Supplemental  Interest  Trust  are made and  intended  not as  personal  representations, undertakings  and  agreements  by LaSalle  Bank  National  Association  but are made and  intended for the purpose of binding only the  Supplemental  Interest Trust, (c) nothing herein contained shall be construed as creating any liability on LaSalle Bank National  Association,  individually  or personally,  to perform any covenant either expressed or implied  contained  herein,  all such liability,  if any, being expressly waived by the parties who are  signatories  to this  Agreement and by any person  claiming by,  through or under such parties and (d) under no  circumstances  shall LaSalle Bank National  Association be personally liable for the payment of any  indemnity,  indebtedness,  fees or expenses  of the  Supplemental  Interest
         Trust or be liable for the  breach or failure of any  obligation,  representation,  warranty  or  covenant made  or  undertaken  by the  Supplemental  Interest  Trust  under  this  Agreement.  Notwithstanding  the foregoing (or anything  contrary  herein),  LaSalle Bank National  Association shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

(n)      SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
         in any respect, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and  effect as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions  of the parties as to the subject  matter of this  Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective  benefits or  expectations of the parties;  provided,  however, that this severability provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(o)      AGENT FOR PARTY B. Party A acknowledges  that the  Supplemental  Interest Trust Trustee has been appointed as agent  under the Pooling  and  Servicing  Agreement  to carry out  certain  functions  on behalf of the
         Supplemental  Interest Trust, and that the  Supplemental  Interest Trust Trustee shall be entitled to give notices  and to perform and satisfy the  obligations  of Party B hereunder  on behalf of the  Supplemental
         Interest Trust.

(p)      ESCROW  PAYMENTS.  If (whether by reason of the time  difference  between the cities in which payments are to be made or  otherwise)  it is not  possible for  simultaneous  payments to be made on any date on which both  parties are  required to make  payments  hereunder,  either  Party may at its option and in its sole discretion  notify the other  Party  that  payments  on that date are to be made in  escrow.  In this case deposit of the  payment  due  earlier  on that date shall be made by 2:00 pm (local  time at the place for the earlier  payment) on that date with an escrow agent  selected by the notifying  party,  accompanied by irrevocable  payment  instructions  (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow  agent of the required  deposit of any  corresponding  payment  payable by the other party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required  deposit  of the  corresponding  payment is not made on that same  date,  to return  the  payment deposited to the party that paid it into  escrow.  The party that elects to have  payments  made in escrow shall pay all costs of the escrow arrangements.

(q)      CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time  to  time,  by the  other  party  of any and  all  communications  between  trading,  marketing,  and operations  personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r)      WAIVER OF JURY TRIAL.  Each party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and Party B hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is intended  to be the  printed  form of the ISDA  Master  Agreement  (Multicurrency  -
         Crossborder)  as  published  and  copyrighted  in  1992  by  the   International   Swaps  and  Derivatives
         Association, Inc.

(t)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that, unless notified in writing by Party B of other payment instructions,  any and all  amounts  payable by Party A to Party B under this  Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)      ADDITIONAL REPRESENTATIONS.

(i)      REPRESENTATIONS  OF PARTY A. Party A  represents  to Party B on the date on which Party A enters into each
                  Transaction that:--

(1)  Party  A's  obligations  under  this  Agreement  rank  pari  passu  with all of  Party  A's  other  unsecured, unsubordinated obligations except those obligations preferred by operation of law.

(2)  Party A is a bank subject to the requirements of 12 U.S.C.ss. 1823(e), its execution, delivery and performance of this Agreement  (including the Credit Support Annex and each  Confirmation) have been approved by its board of directors or its loan  committee,  such  approval is reflected in the minutes of said board of directors or loan  committee,  and this  Agreement  (including  the Credit  Support  Annex and each  Confirmation)  will be maintained as one of its official records  continuously  from the time of its execution (or in the case of any
     Confirmation,  continuously until such time as the relevant  Transaction matures and the obligations  therefor are satisfied in full).

(ii) CAPACITY.  Party A represents  to Party B on the date on which Party A enters into this  Agreement  that it is entering  into the  Agreement  and the  Transaction  as  principal  and not as agent  of any  person.  Party B represents  to Party A on the date on which Party B enters into this  Agreement  that it is entering  into the
     Agreement and the Transaction in its capacity as Supplemental Interest Trust Trustee.

(v)      ACKNOWLEDGEMENTS.

(i)  SUBSTANTIAL FINANCIAL TRANSACTIONS. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or  refrained  from taking) other  material  actions in reliance upon the entry by the parties into the
     Transaction  being entered into on the terms and  conditions set forth herein and in the Pooling and Servicing
     Agreement  relating to such Transaction,  as applicable.  This paragraph shall be deemed repeated on the trade date of each Transaction.

(ii) BANKRUPTCY CODE.  Subject to Part 5(m),  without limiting the  applicability if any, of any other provision of the U.S.  Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation  Sections 362, 546,
     556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all  Transactions  entered into hereunder will  constitute  "forward  contracts" or "swap  agreements" as defined in Section  101 of the  Bankruptcy  Code or  "commodity  contracts"  as defined in Section  761 of the
     Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute  contractual rights to  liquidate  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section
     101 of the Bankruptcy  Code, and that the parties are entities  entitled to the rights under,  and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(w)      USA PATRIOT ACT NOTICE.

         Party A hereby  notifies  Party B that pursuant to the  requirements  of the USA Patriot Act (Title III of
         Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"),  it is required to obtain,  verify and record  information that identifies Party B, which information  includes the name and address of Party
         B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.

(x)      TIMING OF  PAYMENTS  BY PARTY B UPON  EARLY  TERMINATION.  Notwithstanding  anything  to the  contrary  in
         Section  6(d)(ii),  to the extent that all or a portion (in either  case,  the  "Unfunded  Amount") of any amount that is  calculated as being due in respect of any Early  Termination  Date under Section 6(e) from
         Party B to Party A will be paid by Party B from  amounts  other than any upfront  payment  paid to Party B by an Eligible  Replacement  that has entered a Replacement  Transaction  with Party B, then such Unfunded
         Amount  shall be due on the next  subsequent  Distribution  Date  following  the date on which the payment would  have been  payable as  determined  in  accordance  with  Section  6(d)(ii),  and on any  subsequent
         Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution Date, on such final  Distribution  Date);  provided,  however,  that if the date on which the payment would have been payable as determined in accordance with Section  6(d)(ii) is a Distribution  Date, such payment will be payable on such Distribution Date.

(y)      ADDITIONAL DEFINITIONS.

         As used in this  Agreement,  the  following  terms shall have the  meanings  set forth  below,  unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means  each of the S&P  Approved  Ratings  Threshold,  the  Fitch
                  Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means, with respect to a Market Quotation,  an entity making such Market
                  Quotation,  which entity would  satisfy  conditions  (a),  (b), (c) and (d) of the  definition of
                  Permitted  Transfer (as  determined by Party B in its sole  discretion,  acting in a commercially reasonable  manner) if such entity were a Transferee,  as defined in the  definition of Permitted
                  Transfer.

                  "DERIVATIVE  PROVIDER  TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a  Defaulting  Party,  (ii) a  Termination  Event with  respect  to which  Party A is the sole
                  Affected  Party or (iii) an  Additional  Termination  Event with  respect to which Party A is the sole Affected Party.

                  "ELIGIBLE  GUARANTEE" means an unconditional and irrevocable  guarantee of all present and future obligations  (for the avoidance of doubt,  not limited to payment  obligations)  of Party A or an
                  Eligible  Replacement to Party B under this  Agreement that is provided by an Eligible  Guarantor as  principal  debtor  rather than surety and that is directly  enforceable  by Party B, the form and substance of which  guarantee are subject to the Rating Agency  Condition with respect to S&P and  Fitch,  and  either  (A) a law firm has given a legal  opinion  confirming  that none of the guarantor's  payments  to Party B under  such  guarantee  will be  subject  to Tax  collected  by withholding  or (B) such  guarantee  provides  that,  in the event  that any of such  guarantor's payments to Party B are subject to Tax collected by  withholding,  such  guarantor is required to pay such  additional  amount as is necessary to ensure that the net amount  actually  received by
                  Party B (free and clear of any Tax collected by  withholding)  will equal the full amount Party B would have received had no such withholding been required.

                  "ELIGIBLE  GUARANTOR"  means an entity  that (A) has credit  ratings  from S&P and Fitch at least equal to the S&P Approved  Ratings  Threshold and the Fitch  Approved  Ratings  Threshold and (B)
                  has credit ratings from Moody's at least equal to the Moody's Second Trigger  Ratings  Threshold, provided,  for the avoidance of doubt, that an Eligible  Guarantee of an Eligible  Guarantor with credit  ratings  below the Moody's First Trigger  Ratings  Threshold  will not cause a Collateral
                  Event (as  defined  in the  Credit  Support  Annex)  not to occur or  continue  with  respect  to
                  Moody's.  All credit ratings described in this definition of Eligible Guarantor shall be provided to Party B in writing upon request of Party B.

                  "ELIGIBLE  REPLACEMENT"  means an entity (A) (i) (a) that has credit  ratings  from S&P and Fitch at least equal to the S&P Approved Ratings  Threshold and the Fitch Approved  Ratings  Threshold,
                  and (b) that has  credit  ratings  from  Moody's at least  equal to the  Moody's  Second  Trigger
                  Ratings  Threshold,  provided,  for the  avoidance of doubt,  that an Eligible  Replacement  with credit  ratings  below the Moody's First Trigger  Ratings  Threshold  will not cause a Collateral
                  Event (as  defined  in the  Credit  Support  Annex)  not to occur or  continue  with  respect  to
                  Moody's,  or (ii) the present and future  obligations (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant to an  Eligible  Guarantee  and (B) that has  executed an Item 1115  Agreement  with  Depositor  and
                  Sponsor.  All credit  ratings  described  in this  definition  of Eligible  Replacement  shall be provided to Party B in writing upon request of Party B.

                  "ESTIMATED  SWAP  TERMINATION  PAYMENT"  means,  with respect to an Early  Termination  Date,  an amount  determined  by Party A in good  faith  and in a  commercially  reasonable  manner  as the maximum  payment  that could be owed by Party B to Party A in  respect of such Early  Termination
                  Date  pursuant to Section  6(e) of the ISDA Master  Agreement,  taking into  account then current market conditions.

                  "FIRM OFFER" means (A) with respect to an Eligible  Replacement,  a quotation  from such Eligible
                  Replacement  (i)  in  an  amount  equal  to  the  actual  amount  payable  by or  to  Party  B in consideration  of an agreement  between Party B and such Eligible  Replacement to replace Party A as the  counterparty  to this  Agreement by way of novation or, if such novation is not possible, an  agreement  between  Party  B and  such  Eligible  Replacement  to  enter  into a  Replacement
                  Transaction (assuming that all Transactions hereunder become Terminated  Transactions),  and (ii)
                  that  constitutes an offer by such Eligible  Replacement  to replace Party A as the  counterparty to this Agreement or enter a Replacement  Transaction  that will become legally binding upon such
                  Eligible  Replacement upon acceptance by Party B, and (B) with respect to an Eligible  Guarantor, an offer by such Eligible  Guarantor to provide an Eligible  Guarantee  that will become  legally binding upon such Eligible Guarantor upon acceptance by the offeree.

                  "FITCH" means Fitch Ratings Ltd., or any successor thereto.

                  "FITCH APPROVED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of
                  "F1".

                  "FITCH REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "BBB-".

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT" means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term unsecured and  unsubordinated  debt rating from  Moody's,  a long-term  unsecured and  unsubordinated  debt
                  rating  or   counterparty   rating  from  Moody's  of  "A2"  and  a  short-term   unsecured   and
                  unsubordinated  debt rating  from  Moody's of  "Prime-1",  or (ii) if such entity does not have a short-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from  Moody's,  a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT" means that no Relevant  Entity has credit ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term unsecured and  unsubordinated  debt rating from  Moody's,  a long-term  unsecured and  unsubordinated  debt
                  rating  or   counterparty   rating  from  Moody's  of  "A3"  and  a  short-term   unsecured   and
                  unsubordinated  debt rating  from  Moody's of  "Prime-2",  or (ii) if such entity does not have a short-term  unsecured  and  unsubordinated  debt rating from Moody's,  a long-term  unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER" means a transfer by novation by Party A pursuant to Section 6(b)(ii),  Part
                  5(d) and the Item 1115  Agreement,  or the second  sentence of Section 7 (as amended herein) to a transferee (the  "Transferee")  of all, but not less than all, of Party A's rights,  liabilities, duties  and  obligations  under  this  Agreement,  with  respect  to which  transfer  each of the following  conditions is satisfied:  (a) the Transferee is an Eligible  Replacement;  (b) Party A
                  and the  Transferee  are both  "dealers in notional  principal  contracts"  within the meaning of
                  Treasury  regulations section 1.1001-4;  (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be required to gross up for such Tax under Section  2(d)(i)(4);  (d) an Event of Default or  Termination  Event would not occur as a result of such  transfer;  (e)  pursuant to a written instrument  (the  "Transfer  Agreement"),  the  Transferee  acquires  and  assumes all rights and obligations of Party A under the Agreement and the relevant  Transaction;  (f) Party B shall have determined,  in its sole  discretion,  acting  in a  commercially  reasonable  manner,  that such
                  Transfer  Agreement  is effective  to transfer to the  Transferee  all, but not less than all, of
                  Party A's rights and obligations under the Agreement and all relevant  Transactions;  (g) Party A will be  responsible  for any  costs or  expenses  incurred  in  connection  with  such  transfer
                  (including  any  replacement  cost of entering  into a replacement  transaction);  (h) either (A)
                  Moody's has been given prior written  notice of such transfer and the Rating Agency  Condition is satisfied  with  respect to S&P and Fitch or (B) each Swap  Rating  Agency  has been given  prior written  notice of such  transfer and such  transfer is in  connection  with the  assignment  and assumption of this Agreement  without  modification of its terms,  other than party names,  dates relevant  to the  effective  date  of such  transfer,  tax  representations  (provided  that  the representations  in Part 2(a)(i) are not  modified) and any other  representations  regarding the status of the substitute  counterparty of the type included in Part 5(b)(iv),  Part 5(v)(i)(2) or
                  Part 5(v)(ii),  notice information and account details;  and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.
                  "RATING AGENCY CONDITION"  means, with respect to any particular  proposed act or omission to act hereunder  and each  Swap  Rating  Agency  specified  in  connection  with such  proposed  act or omission,  that the party acting or failing to act must consult with each of the  specified  Swap
                  Rating Agencies and receive from each such Swap Rating Agency a prior written  confirmation  that the proposed  action or inaction  would not cause a downgrade or withdrawal  of the  then-current rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and, to the extent  applicable,  a guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION"  means,  with  respect  to any  Terminated  Transaction  or  group  of
                  Terminated  Transactions,  a transaction or group of transactions  that (i) would have the effect of  preserving  for Party B the  economic  equivalent  of any  payment or delivery  (whether  the underlying  obligation  was  absolute  or  contingent  and  assuming  the  satisfaction  of  each applicable  condition  precedent)  by the  parties  under  Section  2(a)(i)  in  respect  of such
                  Terminated  Transaction or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early  Termination  Date,  have been required after that Date, and (ii) has terms which  are  substantially  the same as this  Agreement,  including,  without  limitation,  rating triggers,  Regulation AB compliance, and credit support documentation,  save for the exclusion of provisions relating to Transactions that are not Terminated  Transaction,  as determined by Party
                  B in its sole discretion, acting in a commercially reasonable manner.

                  "REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the Required Ratings Threshold.

                  "REQUIRED  RATINGS  THRESHOLD"  means  each of the S&P  Required  Ratings  Threshold,  the  Fitch
                  Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating  Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P  APPROVED  RATINGS  THRESHOLD"  means,  with  respect  to Party A,  the  guarantor  under an
                  Eligible Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated  debt rating  from  S&P of  "A-1",  or,  if such  entity  does  not  have a  short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "A+".

                  "S&P  REQUIRED  RATINGS  THRESHOLD"  means,  with  respect  to Party A,  the  guarantor  under an
                  Eligible Guarantee or an Eligible  Replacement,  a long-term  unsecured and  unsubordinated  debt rating or counterparty rating from S&P of "BBB+".

                  "SWAP RATING AGENCIES" means, with respect to any date of  determination,  each of S&P, Fitch and
                  Moody's,  to the extent  that each such rating  agency is then  providing a rating for any of the
                  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-RZ1 (the  "Certificates") or any
                  notes backed by the Certificates (the "Notes").

4.       Account Details and Settlement Information:

Payments to Party A:                Payments to Bank of America, N.A:
                                    USD Fedwire
                                    Name: Bank of America, N.A. - New York
                                    ABA #: 026009593
                                    Attn: BOFAUS3N
                                    Name: Bank of America, N.A.
                                    City: Charlotte
                                    Acct#: 6550219386
                                    Attn: Rate Derivative Settlements

Payments to Party B:                LaSalle Bank National Association ABA Number:  071 000 505
                                    LaSalle CHGO/CTR/BNF:/LaSalle Trust
                                    724481.2
                                    Reference: RAMP 2007-RZ1 Trust

This  Agreement  may be executed  in several  counterparts,  each of which  shall be deemed an original  but all of which together shall constitute one and the same instrument.

We are  very  pleased  to have  executed  this  Transaction  with  yon  and we look  forward  to  completing  other transactions with you in the near future.

Very truly yours,

BANK OF AMERICA, N.A.

By: ___________________________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby agrees to,  accepts and confirms the terms of the foregoing as of the date hereof.

LASALLE BANK  NATIONAL  ASSOCIATION,  NOT IN ITS  INDIVIDUAL  CAPACITY BUT SOLELY AS  SUPPLEMENTAL  INTEREST  TRUST
TRUSTEE ON BEHALF OF RAMP  SERIES  2007-RZ1  SUPPLEMENTAL  INTEREST  TRUST WITH  RESPECT TO  MORTGAGE  ASSET-BACKED
CERTIFICATES SERIES 2007-RZ1

By:_______________________________________
         Name:
         Title:

                                                    SCHEDULE 1

                                               OUR REF. NO. 2410375

------------------------------------------------------ -------------------
             For the Calculation Periods                Notional Amount
------------------------------------------------------ -------------------
  From and including*:         To but excluding*:            in USD:
-------------------------- --------------------------- -------------------

-------------------------- --------------------------- -------------------
       The Effective Date              March 25, 2007      327,000,000.00
-------------------------- --------------------------- -------------------
           March 25, 2007              April 25, 2007      324,560,319.00
-------------------------- --------------------------- -------------------
           April 25, 2007                May 25, 2007      319,961,586.00
-------------------------- --------------------------- -------------------
             May 25, 2007               June 25, 2007      314,638,303.00
-------------------------- --------------------------- -------------------
            June 25, 2007               July 25, 2007      308,605,025.00
-------------------------- --------------------------- -------------------
            July 25, 2007             August 25, 2007      301,882,236.00
-------------------------- --------------------------- -------------------
          August 25, 2007          September 25, 2007      294,497,908.00
-------------------------- --------------------------- -------------------
       September 25, 2007            October 25, 2007      286,557,954.00
-------------------------- --------------------------- -------------------
         October 25, 2007           November 25, 2007      278,267,235.00
-------------------------- --------------------------- -------------------
        November 25, 2007           December 25, 2007      269,815,857.00
-------------------------- --------------------------- -------------------
        December 25, 2007            January 25, 2008      261,476,904.00
-------------------------- --------------------------- -------------------
         January 25, 2008           February 25, 2008      253,492,259.00
-------------------------- --------------------------- -------------------
        February 25, 2008              March 25, 2008      245,754,900.00
-------------------------- --------------------------- -------------------
           March 25, 2008              April 25, 2008      238,257,072.00
-------------------------- --------------------------- -------------------
           April 25, 2008                May 25, 2008      230,991,266.00
-------------------------- --------------------------- -------------------
             May 25, 2008               June 25, 2008      223,950,211.00
-------------------------- --------------------------- -------------------
            June 25, 2008               July 25, 2008      217,126,864.00
-------------------------- --------------------------- -------------------
            July 25, 2008             August 25, 2008      210,396,705.00
-------------------------- --------------------------- -------------------
          August 25, 2008          September 25, 2008      203,655,740.00
-------------------------- --------------------------- -------------------
       September 25, 2008            October 25, 2008      196,697,143.00
-------------------------- --------------------------- -------------------
         October 25, 2008           November 25, 2008      179,355,413.00
-------------------------- --------------------------- -------------------
        November 25, 2008           December 25, 2008      128,568,552.00
-------------------------- --------------------------- -------------------
        December 25, 2008            January 25, 2009      121,186,595.00
-------------------------- --------------------------- -------------------
         January 25, 2009           February 25, 2009      114,644,396.00
-------------------------- --------------------------- -------------------
        February 25, 2009              March 25, 2009      109,397,348.00
-------------------------- --------------------------- -------------------
           March 25, 2009              April 25, 2009      105,497,729.00
-------------------------- --------------------------- -------------------
           April 25, 2009                May 25, 2009      102,151,416.00
-------------------------- --------------------------- -------------------
             May 25, 2009               June 25, 2009       98,917,275.00
-------------------------- --------------------------- -------------------
            June 25, 2009               July 25, 2009       95,791,355.00
-------------------------- --------------------------- -------------------
            July 25, 2009             August 25, 2009       92,769,850.00
-------------------------- --------------------------- -------------------
          August 25, 2009          September 25, 2009       89,319,487.00
-------------------------- --------------------------- -------------------
       September 25, 2009            October 25, 2009       85,879,141.00
-------------------------- --------------------------- -------------------
         October 25, 2009           November 25, 2009       78,152,272.00
-------------------------- --------------------------- -------------------
        November 25, 2009           December 25, 2009       60,624,693.00
-------------------------- --------------------------- -------------------
        December 25, 2009            January 25, 2010       54,681,381.00
-------------------------- --------------------------- -------------------
         January 25, 2010           February 25, 2010       53,195,362.00
-------------------------- --------------------------- -------------------
        February 25, 2010              March 25, 2010       51,751,378.00
-------------------------- --------------------------- -------------------
           March 25, 2010              April 25, 2010       50,348,173.00
-------------------------- --------------------------- -------------------
           April 25, 2010                May 25, 2010       48,984,536.00
-------------------------- --------------------------- -------------------
             May 25, 2010               June 25, 2010       47,659,291.00
-------------------------- --------------------------- -------------------
            June 25, 2010               July 25, 2010       46,371,300.00
-------------------------- --------------------------- -------------------
            July 25, 2010             August 25, 2010       45,119,460.00
-------------------------- --------------------------- -------------------
          August 25, 2010          September 25, 2010       43,902,705.00
-------------------------- --------------------------- -------------------
       September 25, 2010            October 25, 2010       42,719,999.00
-------------------------- --------------------------- -------------------
         October 25, 2010           November 25, 2010       41,570,341.00
-------------------------- --------------------------- -------------------
        November 25, 2010           December 25, 2010       40,452,760.00
-------------------------- --------------------------- -------------------
        December 25, 2010            January 25, 2011       39,366,315.00
-------------------------- --------------------------- -------------------
         January 25, 2011           February 25, 2011       38,310,097.00
-------------------------- --------------------------- -------------------
        February 25, 2011              March 25, 2011       37,283,220.00
-------------------------- --------------------------- -------------------
           March 25, 2011              April 25, 2011       36,284,831.00
-------------------------- --------------------------- -------------------
           April 25, 2011                May 25, 2011       35,314,099.00
-------------------------- --------------------------- -------------------
             May 25, 2011               June 25, 2011       34,370,221.00
-------------------------- --------------------------- -------------------
            June 25, 2011               July 25, 2011       33,452,418.00
-------------------------- --------------------------- -------------------
            July 25, 2011             August 25, 2011       32,559,935.00
-------------------------- --------------------------- -------------------
          August 25, 2011          September 25, 2011       31,692,040.00
-------------------------- --------------------------- -------------------
       September 25, 2011            October 25, 2011       30,567,943.00
-------------------------- --------------------------- -------------------
         October 25, 2011           November 25, 2011       27,427,118.00
-------------------------- --------------------------- -------------------
        November 25, 2011           December 25, 2011       26,664,424.00
-------------------------- --------------------------- -------------------
        December 25, 2011            January 25, 2012       25,426,668.00
-------------------------- --------------------------- -------------------
         January 25, 2012        The Termination Date       24,791,023.00
-------------------------- --------------------------- -------------------

All dates listed above (with the exception of the Effective Date), are subject to No Adjustment with respect to
Fixed Rate Payer Period End Dates and to adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates.

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                      ANNEX B

                                                ITEM 1115 AGREEMENT

                                                                     (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                                       ISDA(R)
                               INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                                               CREDIT SUPPORT ANNEX

                                              to the Schedule to the

                                                 MASTER AGREEMENT

      dated as of  February 22, 2007

                                                      between

                BANK OF AMERICA, N.A.                     and    LaSalle Bank National Association, not in its
                                                                 individual capacity but solely as Supplemental
                                                                 Interest Trust Trustee for the benefit of RAMP
                                                                 SERIES 2007-RZ1 SUPPLEMENTAL INTEREST TRUST with
                                                                 respect to Mortgage Asset-Backed Pass-Through
                                                                 Certificates, Series 2007-RZ1
........................................................          .....................................................

 (hereinafter referred to as "Party A" or "Pledgor")                  (hereinafter "Party B" or "Secured Party")

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the Agreement, this Credit  Support Annex shall relate solely to the  Transaction  documented in the  Confirmation  dated February
13, 2007, between Party A and Party B, Internal Tracking Number  2410375/2410375,  and is a Credit Support Document
under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 13.  Elections and Variables

(a)    Security  Interest for  "Obligations".  The term  "Obligations" as used in this Annex includes the following additional obligations:

       With respect to Party A: not applicable.
       With respect to Party B: not applicable.

(b)    Credit Support Obligations.

       (i)        Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery  Amount"  has the  meaning  specified  in  Paragraph  3(a) as  amended  (I) by deleting the words "upon a demand made by the Secured  Party on or promptly  following a
                           Valuation  Date" and  inserting  in lieu  thereof the words "not later than the close of business  on each  Valuation  Date" and (II) by deleting in its  entirety  the  sentence beginning  "Unless  otherwise  specified in Paragraph  13" and ending "(ii) the Value as of that  Valuation  Date of all Posted  Credit  Support held by the Secured  Party." and inserting in lieu thereof the following:

                           The "Delivery  Amount"  applicable to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the amount by which (a) the S&P/Fitch  Credit Support Amount for such Valuation
                           Date exceeds (b) the  S&P/Fitch  Value as of such  Valuation  Date of all Posted  Credit
                           Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's First  Trigger  Credit  Support  Amount for
                           such  Valuation  Date exceeds (b) the Moody's First  Trigger Value as of such  Valuation
                           Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit Support Amount for
                           such  Valuation  Date exceeds (b) the Moody's  Second Trigger Value as of such Valuation
                           Date of all Posted Credit Support held by the Secured Party.

                  (B)      "Return  Amount" has the meaning  specified in Paragraph  3(b) as amended by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                           The "Return  Amount"  applicable to the Secured Party for any Valuation  Date will equal the least of

                           (1)      the amount by which (a) the S&P/Fitch  Value as of such  Valuation  Date of all
                           Posted  Credit  Support  held by the  Secured  Party  exceeds (b) the  S&P/Fitch  Credit
                           Support Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's First  Trigger  Value as of such  Valuation
                           Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the Moody's
                           First Trigger Credit Support Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such Valuation
                           Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the Moody's
                           Second Trigger Credit Support Amount for such Valuation Date.

                  (C)      "CREDIT  SUPPORT  AMOUNT"  shall not apply.  For  purposes of  calculating  any Delivery
                           Amount  or  Return  Amount  for  any  Valuation  Date,  reference  shall  be made to the
                           S&P/Fitch  Credit Support Amount,  the Moody's First Trigger Credit Support  Amount,  or
                           the Moody's  Second  Trigger  Credit  Support  Amount,  in each case for such  Valuation
                           Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

       (ii)   ELIGIBLE  COLLATERAL.  On any date,  the  following  items of  collateral  will  qualify as "ELIGIBLE
              COLLATERAL" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                       Moody's           Moody's
   ISDA Collateral Asset                                         S&P/Fitch             First Trigger     Second Trigger
   Definition (ICAD)                                             Valuation             Valuation         Valuation
   Code                    Remaining Maturity in Years           Percentage            Percentage        Percentage
   (A)  US-CASH            N/A                                   100%                  100%              100%
   (B)  US-TBILL
          US-TNOTE
          US-TBOND
                           1 or less                             98.9%                 100%              100%
                           More than 1 but not more than 2       98.0%                 100%              99%
                           More than 2 but not more than 3       97.4%                 100%              98%
                           More than 3 but not more than 5       95.5%                 100%              97%
                           More than 5 but not more than 7       93.7%                 100%              96%
                           More than 7 but not more than 10      95.5%                 100%              94%
                           More than 10 but not more than 20     91.1%                 100%              90%
                           More than 20                          88.6%                 100%              88%
   (C)  US-GNMA
          US-FNMA
          US-FHLMC
                           1 or less                             98.5%                 100%              99%
                           More than 1 but not more than 2       97.7%                 100%              99%
                           More than 2 but not more than 3       97.3%                 100%              98%
                           More than 3 but not more than 5       94.5%                 100%              96%
                           More than 5 but not more than 7       93.1%                 100%              93%
                           More than 7 but not more than 10      90.7%                 100%              93%
                           More than 10 but not more than 20     87.7%                 100%              89%
                           More than 20                          84.4%                 100%              87%

The ISDA Collateral Asset Definition (ICAD) Codes used in this Paragraph 13(b)(ii) are taken from the Collateral
Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the International Swaps and
Derivatives Association, Inc.

         * The Valuation Percentage shall equal the percentage specified under such Rating Agency's name above.
If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

       (iv)       OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

       (v)        Thresholds.

                  (A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

                  (B)      "THRESHOLD"  means  with  respect  to  Party A and  any  Valuation  Date,  zero if (i) a
                           Collateral  Event has occurred and has been  continuing  (x) for at least 30 days or (y)
                           since this Annex was executed,  or (ii) a Required Ratings  Downgrade Event has occurred and is continuing, otherwise, infinity.

                           "Threshold" means with respect to Party B and any Valuation Date, infinity.

(C)      "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided,  however,  that
                           if  the  aggregate   Certificate   Principal  Balance  and  note  principal  balance  of
                           Certificates  and  Notes  rated  by S&P  ceases  to be more  than  USD  50,000,000,  the
                           "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

                  (D)      Rounding.  The Delivery  Amount will be rounded up to the nearest  integral  multiple of
                           USD 10,000.  The Return  Amount will be rounded  down to the nearest  integral  multiple of USD 10,000.

(c)      VALUATION AND TIMING.

         (i)      "VALUATION  AGENT"  means  Party A;  provided,  however,  that if an Event of Default  shall have occurred with respect to which Party A is the Defaulting  Party,  Party B shall have the right to designate as Valuation  Agent an independent  party,  reasonably  acceptable to Party A, the cost for which  shall be borne by Party A. All  calculations  by the  Valuation  Agent must be made in accordance with standard market  practice,  including,  in the event of a dispute as to the Value of any Eligible  Credit  Support or Posted  Credit  Support,  by making  reference to  quotations received by the Valuation Agent from one or more Pricing Sources.

         (ii)     "Valuation  Date" means:  each Local  Business Day on which any of the S&P/Fitch  Credit  Support
                  Amount,  the Moody's First Trigger  Credit  Support  Amount or the Moody's  Second Trigger Credit
                  Support Amount is greater than zero.

         (iii)    "Valuation Time" means the close of business in the city of the Valuation Agent on the Local
                  Business Day immediately preceding the Valuation Date or date of calculation, as applicable;
                  provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.  The Valuation Agent will notify each party (or the other party, if the
                  Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed).

         (iv)    "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

         (v)     EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the definitions of Valuation
         Agent or Valuation  Date, at any time at which Party A (or, to the extent  applicable,  its Credit Support
         Provider)  does not have a long-term  unsubordinated  and  unsecured  debt rating of at least  "BBB+" from
         S&P, the  Valuation  Agent shall (A) calculate  the Secured  Party's  Exposure and the S&P Value of Posted
         Credit  Support on each  Valuation  Date based on  internal  marks and (B) verify such  calculations  with external  marks monthly by obtaining on the last Local  Business Day of each  calendar  month two external marks  for  each  Transaction  to which  this  Annex  relates  and for all  Posted  Credit  Support;  such verification  of the Secured  Party's  Exposure  shall be based on the higher of the two  external  marks.
         Each  external  mark  in  respect  of a  Transaction  shall  be  obtained  from an  independent  Reference
         Market-maker  that would be  eligible  and  willing to enter into such  Transaction  in the absence of the current  derivative  provider,  provided that an external mark may not be obtained from the same Reference
         Market-maker  more than four  times in any  12-month  period.  The  Valuation  Agent  shall  obtain  these external  marks  directly or through an  independent  third  party,  in either case at no cost to Party B.
         The Valuation  Agent shall  calculate on each  Valuation  Date (for purposes of this  paragraph,  the last
         Local  Business Day in each calendar  month  referred to above shall be  considered a Valuation  Date) the
         Secured  Party's  Exposure based on the greater of the Valuation  Agent's  internal marks and the external marks  received.  If the S&P Value on any such  Valuation  Date of all Posted Credit  Support then held by the  Secured  Party is less than the S&P Credit  Support  Amount on such  Valuation  Date (in each case as determined  pursuant  to  this  paragraph),  Party A  shall,  within  three  Local  Business  Days of such
         Valuation  Date,  Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

         (vi)    NOTICE TO S&P.  At any time at which  Party A (or, to the extent  applicable,  its Credit  Support
         Provider)  does not have a long-term  unsubordinated  and  unsecured  debt rating of at least  "BBB+" from
         S&P, the Valuation Agent shall provide to S&P not later than the  Notification  Time on the Local Business
         Day following each Valuation Date its  calculations of the Secured  Party's  Exposure and the S&P Value of
         any Eligible  Credit Support or Posted Credit Support for that Valuation  Date. The Valuation  Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination  Events will be a "Specified  Condition" for the party  specified  (that party being the Affected Party if the Termination
         Event occurs with  respect to that  party):  With  respect to Party A: any  Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     CONSENT.  If  specified  here as  applicable,  then the Pledgor  must obtain the Secured  Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      Dispute Resolution.

       (i)        "Resolution  Time" means 1:00 p.m.,  New York time, on the Local  Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

       (ii)       Value.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of Paragraphs
                  5(i)(C) and 5(ii), the S&P/Fitch  Value,  Moody's First Trigger Value, and Moody's Second Trigger
                  Value,  on any date, of Eligible  Collateral  other than Cash will be calculated as follows:  For
                  Eligible Collateral in the form of securities listed in Paragraph  13(b)(ii):  the sum of (A) the product  of (1)(x)  the bid price at the  Valuation  Time for such  securities  on the  principal national  securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national  securities  exchange,  the bid price for such securities  quoted at the
                  Valuation  Time by any  principal  market  maker for such  securities  selected by the  Valuation
                  Agent,  or (z) if no such bid price is listed or quoted  for such date,  the bid price  listed or quoted (as the case may be) at the Valuation  Time for the day next  preceding such date on which such  prices  were  available  and (2) the  applicable  Valuation  Percentage  for such  Eligible
                  Collateral,  and (B) the accrued  interest on such securities  (except to the extent  Transferred to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the  applicable  price referred to in the immediately preceding clause (A)) as of such date.

       (iii)     Alternative.  The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted  Collateral;  Custodians.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

                 Party B may appoint as  Custodian  (A) the entity then  serving as Trustee or (B) any entity other than the entity then  serving as Trustee if such other entity (or, to the extent  applicable,  its
                 parent  company  or  credit  support  provider)  shall  then  have  a  short-term   unsecured  and
                 unsubordinated debt rating from S&P of at least "A-1."

         Initially, the Custodian for Party B is:  The Supplemental Interest Trust Trustee.

         (ii)       Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.

(h)      Distributions and Interest Amount.

         (i)      The "Interest Rate" will be the actual  interest rate earned on Posted  Collateral in the form of
                  Cash that is held by Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight (or redeemable  within two Local  Business Days of demand)  Permitted
                  Investments  rated at least  AAAm or AAAm-G by S&P and  Prime-1  by  Moody's or Aaa by Moody's as
                  directed  by Party A (unless  (x) an Event of  Default  or an  Additional  Termination  Event has
                  occurred with respect to which Party A is the  defaulting or sole Affected  Party or (y) an Early
                  Termination  Date has been designated,  in which case such investment shall be held  uninvested).
                  Gains and losses  incurred in respect of any investment of Posted  Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

         (ii)     The "Transfer of Interest  Amount" will be made on the second Local  Business Days  following the end of each  calendar  month and on any other Local  Business Day on which Posted  Collateral  in the form of Cash is Transferred to the Pledgor  pursuant to Paragraph  3(b);  provided,  however, that the  obligation  of Party B to Transfer any  Interest  Amount to Party A shall be limited to the  extent  that  Party B has earned and  received  such funds and such funds are  available  to
                  Party B.

         (iii)   Alternative Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representations.  There are no additional representations by either party..

(j)      Other Eligible Support and Other Posted Support.

         (i)     "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

         (ii)    "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      Demands and Notices.  All demands,  specifications  and notices made by a party to this Annex will be made to the following:

       Party A:Bank
       of America,
       N.A.
       Sears Tower
       233 South
       Wacker Drive,
       Suite 2800
       Chicago,
       Illinois
       60606-6306
       Telephone No.:
       (312) 234-3030
       Facsimile:
       (312) 234-2731

       Party B:         As set forth in the Schedule.

(l)      Addresses for Transfers.

       Party A:         Cash/Interest Payments:  (USD Only)
                        Bank of America, New York
                        ABA 026009593
                        Account # 6550-619389
                        F/O Bank of America, Charlotte-Collateral

                        Eligible Collateral (other than cash):
                        BK AMERICA NC/INV
                        ABA # 053 000 196

       Party B:         To be  provided  by Party B in writing  to Party A, and set up in  accordance  with  Moody's requirements.

(m)      Other Provisions.

       (i)       Collateral  Account.  Party B shall open and  maintain a  segregated  account,  which  shall be an
                 Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

       (ii)      Agreement as to Single  Secured Party and Single  Pledgor.  Party A and Party B hereby agree that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                 (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

       (iii)     Calculation  of  Value.  Paragraph  4(c) is  hereby  amended  by  deleting  the word  "Value"  and inserting in lieu thereof  "S&P/Fitch Value,  Moody's First Trigger Value,  Moody's Second Trigger
                 Value".  Paragraph  4(d)(ii) is hereby  amended by (A) deleting the words "a Value" and  inserting in lieu thereof "an S&P/Fitch  Value,  Moody's First Trigger  Value,  and Moody's  Second  Trigger
                 Value" and (B) deleting the words "the Value" and  inserting  in lieu  thereof  "S&P/Fitch  Value,
                 Moody's First Trigger Value,  and Moody's Second Trigger Value".  Paragraph 5 (flush  language) is hereby  amended by deleting the word  "Value" and  inserting  in lieu  thereof  "S&P/Fitch  Value,
                 Moody's First Trigger Value,  or Moody's Second Trigger  Value".  Paragraph 5(i) (flush  language)
                 is hereby  amended by deleting the word "Value" and  inserting in lieu thereof  "S&P/Fitch  Value,
                 Moody's First Trigger  Value,  and Moody's  Second  Trigger  Value".  Paragraph  5(i)(C) is hereby amended by deleting  the word "the Value,  if" and  inserting  in lieu thereof "any one or more of the S&P/Fitch  Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value,  as may be".
                 Paragraph  5(ii) is hereby  amended by (1)  deleting  the first  instance of the words "the Value"
                 and  inserting in lieu thereof "any one or more of the  S&P/Fitch  Value,  Moody's  First  Trigger
                 Value,  or Moody's Second  Trigger  Value" and (2) deleting the second  instance of the words "the
                 Value" and  inserting in lieu thereof  "such  disputed  S&P/Fitch  Value,  Moody's  First  Trigger
                 Value,  or Moody's Second Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and Paragraph 11(a) is
                 hereby  amended  by  deleting  the word  "Value"  and  inserting  in lieu  thereof  "least  of the
                 S&P/Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

       (iv)      Form of  Annex.  Party A and  Party B hereby  agree  that the text of  Paragraphs  1  through  12, inclusive,  of this  Annex  is  intended  to be the  printed  form of ISDA  Credit  Support  Annex
                 (Bilateral  Form - ISDA  Agreements  Subject  to New York  Law  Only  version)  as  published  and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

       (v)       Events  of  Default.  Paragraph  7 will not  apply to cause any  Event of  Default  to exist  with respect  to Party B except  that  Paragraph  7(i) will apply to Party B solely in respect of Party
                 B's  obligations  under  Paragraph 3(b) of the Credit Support Annex.  Notwithstanding  anything to the contrary in Paragraph  7, any failure by Party A to comply with or perform any  obligation  to be complied  with or  performed by Party A under the Credit  Support  Annex shall only be an Event of Default if (A) a Required  Ratings  Downgrade  Event has occurred and been continuing for 30 or more Local  Business  Days and (B) such  failure  is not  remedied  on or before  the third  Local
                 Business Day after notice of such failure is given to Party A.

       (vi)      Expenses.  Notwithstanding  anything  to the  contrary  in  Paragraph  10,  the  Pledgor  will  be responsible  for,  and will  reimburse  the Secured  Party for,  all  transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

       (vii)     Withholding.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately  after "the Interest
                 Amount" in the fourth line thereof the words "less any applicable withholding taxes."

        (ix)     Additional Definitions.  As used in this Annex:

                 "Collateral  Event"  means  that no  Relevant  Entity has  credit  ratings  at least  equal to the
                 Approved Ratings Threshold.

                  "Exposure"  has the meaning  specified in Paragraph  12,  except that after the word  "Agreement"
                 the words  "(assuming,  for this purpose only,  that Part 1(f) of the Schedule is deleted)"  shall be inserted.

                 "Local  Business Day" means,  for purposes of this Annex:  any day on which (A)  commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in
                 New York  and the  location  of  Party A,  Party B and any  Custodian,  and (B) in  relation  to a
                 Transfer  of  Eligible  Collateral,  any day on which the  clearance  system  agreed  between  the parties  for the  delivery  of  Eligible  Collateral  is open  for  acceptance  and  execution  of settlement  instructions  (or in the case of a Transfer of Cash or other  Eligible  Collateral for which  delivery  is  contemplated  by other  means a day on which  commercial  banks  are open for business  (including  dealings  in foreign  exchange  and  foreign  deposits)  in New York and the location of Party A, Party B and any Custodian.

                 "Moody's First Trigger Credit Support Amount" means,  for any Valuation Date, the excess,  if any, of

                 (I)       (A)      for any Valuation  Date on which (I) a Moody's First Trigger  Ratings Event has occurred and has been  continuing  (x) for at least 30 Local  Business  Days or
                                    (y) since  this Annex was  executed  and (II) it is not the case that a Moody's
                                    Second Trigger  Ratings Event has occurred and been  continuing for at least 30
                                    Local  Business  Days,  an amount  equal to the greater of (a) zero and (b) the sum of (i) the Secured  Party's  Exposure for such  Valuation Date and (ii) the sum, for each  Transaction to which this Annex  relates,  of the product of the applicable  Moody's First Trigger  Factor set forth in Table 1 and the Notional
                                    Amount for such  Transaction  for the Calculation  Period for such  Transaction which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                 (II)      the Threshold for Party A such Valuation Date.

                 "Moody's  First  Trigger  Value"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                 Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                 "Moody's  Second Trigger Credit Support  Amount"  means,  for any Valuation  Date, the excess,  if any, of

                 (I)       (A)      for any Valuation  Date on which it is the case that a Moody's  Second  Trigger
                           Event has occurred and been  continuing  for at least 30 Local  Business Days, an amount equal to the  greatest of (a) zero,  (b) the  aggregate  amount of the next  payment due to be paid by Party A under each  Transaction to which this Annex  relates,  and (c) the sum of (x) the Secured  Party's  Exposure for such  Valuation  Date and (y) the sum, for each Transaction to which this Annex relates,  of the product of the applicable  Moody's
                           Second  Trigger  Factor  set  forth  in  Table  2  and  the  Notional  Amount  for  such
                           Transaction for the Calculation Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                 (II)      the Threshold for Party A for such Valuation Date.

                 "Moody's  Second  Trigger  Value" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second
                 Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                 "Pricing Sources" means the sources of financial  information commonly known as Bloomberg,  Bridge
                 Information Services,  Data Resources Inc.,  Interactive Data Services,  International  Securities
                 Market Association,  Merrill Lynch Securities Pricing Service,  Muller Data Corporation,  Reuters,
                 Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "REMAINING  WEIGHTED  AVERAGE  MATURITY"  means,  with  respect to a  Transaction,  the  expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                 "S&P/FITCH  APPROVED RATINGS  DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold and the Fitch Approved Ratings Threshold.

                 "S&P/Fitch Credit Support Amount" means, for any Valuation Date, the excess, if any, of
                 (I)       (A)      for any  Valuation  Date on which (i) a S&P/Fitch  Approved  Ratings  Downgrade
                            Event  has  occurred  and been  continuing  for at least 30 days,  or (ii) a  S&P/Fitch
                            Required  Ratings  Downgrade  Event has occurred and is continuing,  an amount equal to the sum of (1) 100.0% of the Secured  Party's  Exposure for such Valuation Date and (2)
                            the sum,  for each  Transaction  to which this  Annex  relates,  of the  product of the
                            Volatility  Buffer for such  Transaction  and the Notional  Amount of such  Transaction for the  Calculation  Period  of such  Transaction  (each  as  defined  in the  related
                            Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                 (II)      the Threshold for Party A for such Valuation Date.

                 "S&P/FITCH  REQUIRED RATINGS  DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold and the Fitch Required Ratings Threshold.
                 .

                 "S&P/Fitch  Value"  means,  on any date and with  respect to any  Eligible  Collateral  other than
                 Cash,  the  product  of (A) the bid  price  obtained  by the  Valuation  Agent  for such  Eligible
                 Collateral and (B) the S&P/Fitch  Valuation  Percentage for such Eligible  Collateral set forth in paragraph 13(b)(ii).

                 "Transaction  Exposure"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                 "Valuation  Percentage"  shall mean,  for purposes of  determining  the S&P/Fitch  Value,  Moody's
                 First Trigger Value,  or Moody's  Second Trigger Value with respect to any Eligible  Collateral or
                 Posted  Collateral,   the  applicable  S&P/Fitch  Valuation  Percentage,   Moody's  First  Trigger
                 Valuation   Percentage,   or  Moody's  Second  Trigger  Valuation  Percentage  for  such  Eligible
                 Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                 "Value" shall mean,  in respect of any date,  the related  S&P/Fitch  Value,  the related  Moody's
                 First Trigger Value, and the related Moody's Second Trigger Value.

                 "Volatility  Buffer"  means,  for  any  Transaction,  the  related  percentage  set  forth  in the following table.

        -------------------------------------------------------------------------------------------------------------
                                                     VOLATILITY BUFFER
        -------------------------------------------------------------------------------------------------------------
        ---------------------------- -------------------------- -------------------------- --------------------------
        The higher of  the S&P
        short-term credit rating        Remaining Weighted         Remaining Weighted         Remaining Weighted
        of (i) Party A and (ii)          Average Maturity           Average Maturity           Average Maturity
        the Credit Support           up to 3 years              up to 5 years              up to 10 years
        Provider of Party A, if
        applicable
        ---------------------------- -------------------------- -------------------------- --------------------------
        ---------------------------- -------------------------- -------------------------- --------------------------
        At least "A-2"               2.75%                      3.25%                      4.00%
        ---------------------------- -------------------------- -------------------------- --------------------------
        ---------------------------- -------------------------- -------------------------- --------------------------
        "A-3"                        3.25%                      4.00%                      5.00%
        ---------------------------- -------------------------- -------------------------- --------------------------
        ---------------------------- -------------------------- -------------------------- --------------------------
        "BB+" or lower               3.50%                      4.50%                      6.75%
        ---------------------------- -------------------------- -------------------------- --------------------------

TABLE 1

                                            Moody's First Trigger Factor

                                      Remaining                             Daily
                                Weighted Average Life                     Collateral
                                  of Hedge in Years                        Posting
                                      1 or less                             0.15%
                           More than 1 but not more than 2                  0.30%
                           More than 2 but not more than 3                  0.40%
                           More than 3 but not more than 4                  0.60%
                           More than 4 but not more than 5                  0.70%
                           More than 5 but not more than 6                  0.80%
                           More than 6 but not more than 7                  1.00%
                           More than 7 but not more than 8                  1.10%
                           More than 8 but not more than 9                  1.20%
                          More than 9 but not more than 10                  1.30%
                          More than 10 but not more than 11                 1.40%
                          More than 11 but not more than 12                 1.50%
                          More than 12 but not more than 13                 1.60%
                          More than 13 but not more than 14                 1.70%
                          More than 14 but not more than 15                 1.80%
                          More than 15 but not more than 16                 1.90%
                          More than 16 but not more than 17                 2.00%
                          More than 17 but not more than 18                 2.00%
                          More than 18 but not more than 19                 2.00%
                          More than 19 but not more than 20                 2.00%
                          More than 20 but not more than 21                 2.00%
                          More than 21 but not more than 22                 2.00%
                          More than 22 but not more than 23                 2.00%
                          More than 23 but not more than 24                 2.00%
                          More than 24 but not more than 25                 2.00%
                          More than 25 but not more than 26                 2.00%
                          More than 26 but not more than 27                 2.00%
                          More than 27 but not more than 28                 2.00%
                          More than 28 but not more than 29                 2.00%
                                    More than 29                            2.00%

Table 2
                                               Moody's Second Trigger Factor

                Remaining                              Daily
          Weighted Average Life                     Collateral
            of Hedge in Years                         Posting
                1 or less                              0.65%
More than 1 but not more than 2                        1.30%
More than 2 but not more than 3                        1.90%
More than 3 but not more than 4                        2.50%
More than 4 but not more than 5                        3.10%
More than 5 but not more than 6                        3.60%
More than 6 but not more than 7                        4.20%
More than 7 but not more than 8                        4.70%
More than 8 but not more than 9                        5.20%
More than 9 but not more than 10                       5.70%
More than 10 but not more than 11                      6.10%
More than 11 but not more than 12                      6.50%
More than 12 but not more than 13                      7.00%
More than 13 but not more than 14                      7.40%
More than 14 but not more than 15                      7.80%
More than 15 but not more than 16                      8.20%
More than 16 but not more than 17                      8.60%
More than 17 but not more than 18                      9.00%
More than 18 but not more than 19                      9.40%
More than 19 but not more than 20                      9.70%
More than 20 but not more than 21                     10.00%
More than 21 but not more than 22                     10.00%
More than 22 but not more than 23                     10.00%
More than 23 but not more than 24                     10.00%
More than 24 but not more than 25                     10.00%
More than 25 but not more than 26                     10.00%
More than 26 but not more than 27                     10.00%
More than 27 but not more than 28                     10.00%
More than 28 but not more than 29                     10.00%
               More than 29                           10.00%

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

BANK OF AMERICA, N.A.                                       LaSalle Bank National Association, not in its
                                                            individual capacity but solely as Supplemental Interest
                                                            Trust Trustee for the benefit of RAMP SERIES 2007-RZ1
                                                            SUPPLEMENTAL INTEREST TRUST with respect to Mortgage
                                                            Asset-Backed Pass-Through Certificates, Series 2007-RZ1

                                                            By:____________________________________
By:__________________________________                           Name:
    Name:                                                       Title:
    Title:                                                      Date:
    Date: